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                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this current report on Form 8-K/A of our report dated August 8, 1997, on our audit of the financial statements of Well-Co Oil Service, Inc.




                                      Robinson Burdette Martin & Cowan, L.L.P.

Lubbock, Texas
September 8, 1997